(ICON)

The Global
Total Return
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1997

(LOGO)

The Global Total Return Fund, Inc.
Performance At A Glance.

Global bonds generated modest returns as an Asian economic crisis pushed bond prices lower (and yields higher) in many developing countries. The Global Total Return Fund rode out this market volatility and beat the average comparable fund because of its investments in key European bonds and U.S. Treasuries coupled with a heavy exposure to dollar bloc currencies.

Cumulative Total Returns1                     As of 12/31/97
                                One      Five       Ten
Since
                                Year     Years     Years
Inception2
Class A                         4.55%    63.42%    132.82%
216.24%
Class B                         3.98       N/A       N/A
16.44
Class C                         3.98       N/A       N/A
16.45
Class Z                          N/A       N/A       N/A
5.56
Lipper Gen. World Inc. Avg3     3.00     39.72      99.46
***

Average Annual Total Returns1                          As of
12/31/97
                                One      Five       Ten
Since
                                Year     Years     Years
Inception2
Class A                         0.37%    9.43%     8.38%
10.15%
Class B                        -1.02%     N/A       N/A
6.17%
Class C                         2.98%     N/A       N/A
8.08%

Dividends & Yields                                      As
of 12/31/97
                Total Distributions          30-Day
                  Paid for 12 Mos.          SEC Yield
Class A                $0.87                  5.38%
Class B                $0.83                  5.01
Class C                $0.83                  4.75
Class Z                $0.88                  5.78

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares are not subject to a sales charge or a distribution fee. Since Class Z shares have been in existence less than a year, no average annual total returns are presented.

2 Inception dates: Class A, 7/7/86; Class B and Class C,
1/15/96;
Class Z, 3/17/97.

3 These are the cumulative total returns of all funds in each share class in the Lipper General World Income Fund category.

*** Lipper Since Inception returns are: Class A, 190.37%;
Class B
and Class C, 11.98%; and Class Z, 5.38% for all funds in each
Lipper share class.

How Investments Compared.
   (As of 12/31/97)
      (GRAPH)


Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers   (PICTURE)
(PICTURE)

Portfolio
Managers'Report

Your Fund seeks to maximize total return, which is current income plus any capital appreciation of its underlying bonds. The
Fund
invests primarily in intermediate-term, investment grade debt securities issued throughout the world. The Fund may also invest up to 10% of total net assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's or of comparable quality in our view. Lower rated securities carry a greater risk of loss of principal and interest than higher rated securities. There are special risk associated with foreign investing, including social, political and currency risks as well as potential illiquidity.
There can be no assurance that the Fund will achieve its investment objective.

Dodging
A Bullet.

Your Fund avoided the huge losses stemming from the Asian economic crisis because its exposure to the region accounted for less than one percent of its total investments. When signs of trouble emerged early in the summer, we took steps to protect the Fund by entering into forward contracts to sell Indonesian rupiahs. This removed the risk of owning rupiahs from the Fund's small exposure to Indonesian money market securities.

Strategy Session.
Asian Tigers Whimper.

Fueled by imprudent lending practices at Asian banks and finance companies, economic problems had been brewing in Asia for some time when the crisis erupted in October, igniting a sharp sell-off in global stocks and emerging market bonds. By contrast, Treasuries and major European bond markets gained as investors fled embattled Asian markets. Treasuries also rallied because investors realized the Federal Reserve would leave monetary policy unchanged in November and December since increasing the federal funds rate (what banks charge each other to borrow overnight) would attract even more cash to the U.S. from Asia. During this time, we enhanced your Fund's returns by lengthening duration (a measure of sensitivity to interest rate fluctuations) through purchasing attractively priced long-term Treasuries along with government bonds of the United Kingdom, Germany and Canada.

U.S. Economy Roars.

While Asia occupied center stage late in the year, investors focused on the U.S. early in the reporting period. The U.S. economy expanded in 1997 at its fastest pace in nine years. Because a strong economy can ignite higher inflation, investors expected the federal reserve to increase the federal funds rate to rein in robust economic growth. They did not have to wait long because U.S. central bankers voted in March to raise the federal funds rate by a quarter percentage point to 5.50%.

Some investors thought a second change in monetary policy was imminent so they continued pushing bond yields higher until the yield on the 30-year U.S. Treasury bond reached 7.16% in April, its peak for the year. To protect the value of your Fund during this period, we shortened duration. We lengthened duration later in the year, however, as it became clear that surprisingly subdued inflation and Asian economic turmoil would prevent the Federal Reserve from moving again.

What Went Well.
A Flight To Quality.

Your Fund was well-positioned in currencies and bonds that appreciated in value as investors fled to safer shores from chaotic Asian economic conditions. For example, the U.S. dollar strengthened during the report-ing period, hitting a five-and-a-half-year high against the Japanese yen in December. The yen came under heavy pressure as a widely watched survey showed business sentiment among Japanese manufacturers had taken a decidedly negative turn. Your
Fund did not own Japanese yen, and we used forward contracts to remove its Indonesian rupiah exposure. On the other hand, a hefty 80% exposure as of December 31, 1997 to dollar-bloc currencies (U.S., Australia, New Zealand and Canada) enhanced your Fund's performance.

Among the debt securities that gained from flight-to-quality buying were government bonds of the United Kingdom and Germany, which respectively comprised 8.6% and 13.3% of your Fund's total investments at the end of the year. We extended duration in the fourth quarter to 5.1 years from 4.6 years. The longer duration helped your Fund take better advantage of the rally in these key bond markets.Portfolio Breakdown.

Expressed as a percentage of
total investments as of 12/31/97.

And Not So Well.
Trek Through
Fjord Country.

Initially, the outlook for the Norwegian krone looked very promising in 1997. So we were not surprised when the krone got off to a good start early in the year, strengthening to about 3.9 per German mark in late January. As it turned out, that level was the peak for the year. Falling oil prices, a weakened coalition government, and periods of slower-than-expected economic growth weighed on the Norwegian currency. The krone sank to a low for the year of about 4.22 per German mark in June. While the krone comprised as much as 3% of your Fund's currency weighting in 1997, disappointment over the Norwegian currency's lackluster performance led us to sell the position shortly after the reporting period ended.Looking Ahead.We expect the U.S. dollar to remain strong provided there is no serious deterioration in the U.S. balance of trade. This could happen if consumers in struggling Asian countries purchase fewer U.S.
imports, while American shoppers snap up cheaply priced Asian exports. At any rate, global economic growth will likely slow and inflationary pressures subside, so we believe the rally in Treasuries and major European bonds has not run out of steam. Emerging market bonds in Asia and to a lesser extent in Latin America and Eastern Europe will probably remain under pressure over the next several months as investors wait to see if real progress is made toward resolving Asia's problems. Five Largest Issuers.

22.9%  U.S. Treasury Obligations
11.3%  German Government
       Bonds
 7.7%  United Kingdom
       Treasury Bonds
 6.4%  Danish Government
       Bonds
 4.0%  Canadian Government
       Bonds

Expressed as a percentage of total net assets as of 12/31/97.

President's Letter                                February
2, 1998
(PICTURE)

Investing Smart.
Dear Shareholder:

This is the season when many investors receive income tax refunds or have a CD or two maturing. What will you do with these assets?
Investing smart can be a challenge especially given today's new investment choices.

The Federal Taxpayer Relief Act of 1997 is changing the way
Americans invest and accumulate wealth, save for college or build a nest egg for retirement. While the law offers opportunity, it is also complex. You may need help to put things in perspective.

Now may be an excellent time for you and your Prudential
Financial
Professional to update your investment strategy and retirement plan.
A wise investor does so periodically. You could find the tax law opening doors that may benefit you now or over the long term, such as --

--   Revised Capital Gains Tax Rates & Exclusions. Long-term
rates are down. Is your portfolio positioned to benefit?
Also,
new rules allow you to keep more of the profit from the sale of your home (perhaps up to $500,000 more).

--   New Roth IRAs. The Roth IRA features tax-free
distributions
and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

--   New Education IRAs. Similar to a traditional IRA, but
specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

--   Expanded IRAs. Rules governing traditional IRAs have
been
extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

As you can see, what you don't know may cost you! That's why
I recommend you call your Prudential Financial Professional and get a free investment plan checkup. Let us give you the information and tools to invest smart.


Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of                          THE
GLOBAL TOTAL RETURN
December 31, 1997
FUND, INC.
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Principal
Amount                US$
(000)                 Description              Value (Note
1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--87.6%
------------------------------------------------------------
Australia--6.5%
A$         2,750    Federal National Mortgage
                       Association,
                       6.375%, 8/15/07                $
1,806,237
           7,000    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06
4,619,277
           8,000    Queensland Treasury
                       Corporation,
                       8.00%, 8/14/01
5,586,800
                                                      ------
------

12,012,314
------------------------------------------------------------
Canada--8.6%
C$         7,000    British Columbia Provincial
                       Bond,
                       7.75%, 6/16/03
5,377,849
           8,800    Canadian Government Bond,
                       9.00%, 12/1/04
7,344,955
           4,500    Province of Quebec,
                       6.50%, 10/1/07
3,246,710
                                                      ------
------

15,969,514
------------------------------------------------------------
Denmark--6.4%
                    Danish Government Bonds,
   DKr    40,000    7.00%, 12/15/04
6,379,066
          32,750    8.00%, 3/15/06
5,544,112
                                                      ------
------

11,923,178
------------------------------------------------------------
Germany--12.8%
                    German Government Bonds,
   DM      2,000    6.75%, 4/22/03
1,204,309
          18,000    7.375%, 1/3/05
11,279,753
           6,200    6.00%, 1/5/06
3,605,635
           8,500    6.25%, 1/4/24
4,926,645
           5,000    Republic of Colombia,
                       7.25%, 12/21/00
2,871,579
                                                      ------
------

23,887,921
Greece--1.2%
   GRD   680,000    Hellenic Republic,
                       12.60%, 12/31/03               $
2,314,638
------------------------------------------------------------
Netherlands--3.4%
                    Dutch Government Bonds,
   NLG     7,500    7.00%, 6/15/05
4,103,372
           3,750    7.50%, 1/15/23
2,245,276
                                                      ------
------

6,348,648
------------------------------------------------------------
Spain--3.7%
                    Spanish Government Bonds,
  Pts    125,000    10.30%, 6/15/02
992,504
         750,000    8.20%, 2/28/09
5,931,302
                                                      ------
------

6,923,806
------------------------------------------------------------
Sweden--2.0%
   SEK    29,000    Swedish Government Bond,
                       6.00%, 2/9/05
3,684,177
------------------------------------------------------------
United Kingdom--8.3%
   BP        300    Powergen PLC,
                       8.875%, 3/26/03
526,984
             400    Republic of Argentina,
                       11.50%, 8/14/01
665,163
                    United Kingdom Treasury Bonds,
           3,650    7.75%, 9/8/06
6,536,909
           3,700    8.75%, 8/25/17
7,749,874
                                                      ------
------

15,478,930
------------------------------------------------------------
United States--34.7%
Corporate Bonds--3.2%
US$        1,000    Banco Ganadero Colombian Bond
                       (Colombia),
                       9.75%, 8/26/99
1,027,500
           2,900    Financiera Energetica Nacional
                       (Colombia),
                       9.00%, 11/8/99
3,016,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of                          THE
GLOBAL TOTAL RETURN
December 31, 1997
FUND, INC.
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Principal
Amount                US$
(000)                 Description              Value (Note
1)
------------------------------------------------------------
Corporate Bonds (cont'd.)
US$        1,000    Petroleas Mexicano (Mexico),
                       FRN,
                       6.71875%, 3/8/99               $
985,000
           1,000    Romanian Commercial Bank,
                       9.125%, 3/10/00
995,000
                                                      ------
------

6,023,500
Sovereign Bonds--6.0%
           3,500    Ministry of Finance (Russia),
                       10.00%, 6/26/07
3,249,750
           1,250    Municipality of Rio De Janeiro
                       (Brazil),
                       10.375%, 7/12/99
1,253,125
           1,440    Republic of Argentina, FRN,
                       6.6875%, 3/31/05, Ser. L
1,287,072
           1,963    Republic of Brazil, IDU, FRN,
                       6.8125%, 1/1/01
1,869,281
           1,888    Republic of Croatia, FRN,
                       6.625%, 7/31/06
1,718,293
             800    Republic of Lithuania,
                       7.125%, 7/22/02
758,000
           1,000    Oman Sultanate (India),
                       7.125%, 3/20/02
1,012,500
                                                      ------
------

11,148,021
Supranational Bonds--2.6%
           4,800    Corporacion Andina de Fomento,
                       7.375%, 7/21/00
4,884,000
------------------------------------------------------------
U.S. Government Obligations--22.9%
                    United States Treasury Bond,
           8,250    6.625%, 2/15/27
8,949,022
                    United States Treasury Notes,
          12,000    6.75%, 6/30/99
12,185,640
           5,000    6.125%, 9/30/00
5,052,350
          11,810    7.875%, 11/15/04
13,203,226
           3,100    6.25%, 2/15/07
3,198,797
                                                      ------
------

42,589,035
                                                      ------
------

64,644,556
                                                      ------
------
                    Total long-term investments
                       (cost US$164,252,387)
163,187,682
                                                      ------
------
SHORT-TERM INVESTMENTS--8.8%
------------------------------------------------------------
Hungarian--0.6%
   HUF   230,000    Hungarian Government Bond,
                       23.50%, 5/17/98                $
1,139,835
------------------------------------------------------------
Indonesia--0.3%
  IDR  2,000,000    Asia Pulp And Paper, NCD,
                       14.45%(a), 1/27/98
356,059
       2,000,000    Bakrie Brothers, NCD,
                       17.50%(a), 2/19/98
163,643
                                                      ------
------

519,702
------------------------------------------------------------
United States--7.9%
Repurchase Agreement--7.6%
US$       14,222    Joint Repurchase Agreement
                       Account,
                       6.63%, 1/2/98 (Note 5)
14,222,000
------------------------------------------------------------
Supranational Bonds--0.3%
             500    Corporacion Andina de Fomento,
                       6.625%, 10/14/98
503,750
                                                      ------
------

14,725,750
                                                      ------
------
                    Total short-term investments
                       (cost US$17,682,135)
16,385,287
                                                      ------
------
------------------------------------------------------------
Total Investments--96.4%
                    (cost $181,934,522)
179,572,969
                    Other assets in excess of
                       liabilities--3.6%
6,657,003
                                                      ------
------
                    Net Assets--100%
$186,229,972
                                                      ------
------
                                                      ------
------

---------------
Portfolio securities are classified according to the
security's
currency denomination.
(a) Percentages quoted represent yield-to-maturity as of
purchase date.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid Bonds.
NCD--Negotiable Certificate of Deposit.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities           THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1997
Investments, at value (cost
$181,934,522)...............................................
 ................        $ 179,572,969
Foreign currency, at value (cost
$1,532,836).................................................
 ...........            1,520,037
Cash........................................................
 ............................................
10,280
Interest
receivable..................................................
 ...................................            4,625,891
Forward currency contracts--amount receivable from
counterparties.......................................
1,584,875
Receivable for Fund shares
sold........................................................
 .................               48,024
Other
assets......................................................
 ......................................                6,339

-----------------
   Total
assets......................................................
 ...................................          187,368,415

-----------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ....................              453,313
Forward currency contracts--amount payable to
counterparties............................................
299,519
Accrued
expenses....................................................
 ....................................              238,472
Management fee
payable.....................................................
 .............................              121,481
Distribution fee
payable.....................................................
 ...........................               25,658

-----------------
   Total
liabilities.................................................
 ...................................            1,138,443

-----------------
Net
Assets......................................................
 ........................................        $
186,229,972

-----------------

-----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ........................        $     236,284
   Paid-in capital in excess of
par.........................................................
 ............          189,707,864

-----------------

189,944,148
   Undistributed net investment
income......................................................
 ............              785,449
   Accumulated net realized loss on
investments.................................................
 ........           (3,315,029)
   Net unrealized depreciation on investments and foreign
currencies....................................
(1,184,596)

-----------------
Net assets, December 31,
1997........................................................
 ...................        $ 186,229,972

-----------------

-----------------
Class A:
   Net asset value and redemption price per share
      ($183,054,467 / 23,225,736 shares of common stock
issued and outstanding).........................
$7.88
Maximum sales charge (4% of offering
price)......................................................
 .......                  .33

-----------------
Maximum offering price to
public......................................................
 ..................                $8.21

-----------------

-----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($2,300,087 / 291,662 shares of common stock issued
and outstanding)..............................
$7.89

-----------------

-----------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($189,569 / 24,042 shares of common stock issued and
outstanding).................................
$7.89

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($685,849 / 86,983 shares of common stock issued and
outstanding).................................
$7.88

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1997
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $290)..............................     $  16,779,396
                                            ----------------
-
Expenses
   Management fee........................         1,549,812
   Distribution fee--Class A.............           307,192
   Distribution fee--Class B.............             9,344
   Distribution fee--Class C.............             2,984
   Transfer agent's fees and expenses....           405,000
   Custodian's fees and expenses.........           224,000
   Reports to shareholders...............           128,000
   Registration fees.....................           111,000
   Legal fees and expenses...............            42,000
   Audit fee and expenses................            36,000
   Directors' fees.......................            27,000
   Insurance.............................             6,000
   Miscellaneous.........................            27,101
                                            ----------------
-
      Total expenses.....................         2,875,433
                                            ----------------
-
Net investment income....................        13,903,963
                                            ----------------
-
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............        (1,564,339)
   Foreign currency transactions.........         9,410,711
                                            ----------------
-
                                                  7,846,372
                                            ----------------
-
Net change in unrealized appreciation (depreciation) on:
   Investments...........................       (13,503,125)
   Foreign currencies....................           912,282
                                            ----------------
-
                                                (12,590,843)
                                            ----------------
-
Net loss on investments and foreign
   currencies............................        (4,744,471)
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................     $   9,159,492
                                            ----------------
-
                                            ----------------
-

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December
31,
in Net Assets                         1997
1996
Operations:
   Net investment income........  $  13,903,963     $
20,756,821
   Net realized gain on
      investment and foreign
      currency transactions.....      7,846,372
24,249,957
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies transactions...    (12,590,843)
(12,340,523)
                                  -------------    ---------
--------
   Net increase in net assets
      resulting from
      operations................      9,159,492
32,666,255
                                  -------------    ---------
--------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A...................    (16,523,696)
(20,751,908)
      Class B...................       (108,586)
(4,899)
      Class C...................        (32,330)
(14)
      Class Z...................        (23,135)
--
                                  -------------    ---------
--------
                                    (16,687,747)
(20,756,821)
                                  -------------    ---------
--------
   Distributions in excess of
      net investment income
      Class A...................     (4,744,012)
(14,747,171)
      Class B...................        (44,626)
(8,065)
      Class C...................        (14,046)
(12)
      Class Z...................        (11,622)
--
                                  -------------    ---------
--------
                                     (4,814,306)
(14,755,248)
                                  -------------    ---------
--------
Fund share transactions (net of
   conversions) (Note 6)
   Net proceeds from shares
      sold......................      6,921,618
12,515,494
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............      4,960,184
5,694,812
   Cost of shares reacquired....    (43,255,074)
(344,489,874)(a)
                                  -------------    ---------
--------
   Net decrease in net assets
      from Fund share
      transactions..............    (31,373,272)
(326,279,568)
                                  -------------    ---------
--------
Total decrease..................    (43,715,833)
(329,125,382)
                                  -------------    ---------
--------
Net Assets
Beginning of year...............    229,945,805
559,071,187
                                  -------------    ---------
--------
End of year.....................  $ 186,229,972     $
229,945,805
                                  -------------    ---------
--------
                                  -------------    ---------
--------

---------------
(a) Net of $4,870,794 redemption fee retained by the Fund.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
The Global Total Return Fund, Inc., (the 'Fund') is an open-
end, non-diversified
management investment company whose investment objective is
to seek total
return, the components of which are current income and
capital appreciation. The
Fund invests primarily in governmental (including
supranational),
semi-governmental or governmental agency debt securities or
in short-term bank
debt securities or deposits in the United States and in
foreign countries
denominated in U.S. dollars or in foreign currencies,
including debt securities
issued or guaranteed by the U.S. Government and foreign
governments, their
agencies, authorities or instrumentalities (U.S. Government
Securities and
Foreign Government Securities, respectively). The remainder
is generally
invested in corporate debt securities or longer term bank
debt securities. The
bonds are primarily of investment grade, i.e., bonds rated
within the four
highest quality grades as determined by Moody's Investor's
Service or Standard &
Poor's Rating's Group, or in unrated securities of
equivalent quality. In
addition the Fund is permitted to invest up to 10% of the
Fund's total assets in
bonds rated below investment grade with a minimum rating of
B, or on unrated
securities of equivalent quality. The ability of the issuers of debt securities
held by the Fund to meet their obligations may be affected
by economic and
political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S.
dollar equivalents at the
then current currency value. Portfolio securities that are
actively traded in
the over-the-counter market, including listed securities for which the primary
market is believed to be over-the-counter, are valued at the mean between the
most recently quoted bid and asked prices provided by
principal market makers.
Any security for which the primary market is on an exchange
is valued at the
last sale price on such exchange on the day of valuation or, if there was no
sale on such day, the last bid price quoted on such day.
Forward currency
exchange contracts are valued at the current cost of
covering or offsetting the
contract on the day of valuation. Securities and assets for
which market
quotations are not readily available are valued at fair
value as determined in
good faith by or under the direction of the Board of
Directors of the Fund.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
In connection with transactions in repurchase agreements
with U.S. financial
institutions, it is the Fund's policy that its custodian or
designated
subcustodians under triparty repurchase agreements as the
case may be, take
possession of the underlying collateral securities, the
value of which exceeds
the principal amount of the repurchase transaction including accrued interest.
To the extent that any repurchase transaction exceeds one
business day, the
value of the collateral is marked-to-market on a daily basis to ensure the
adequacy of the collateral. If the seller defaults and the
value of the
collateral declines or if bankruptcy proceedings are
commenced with respect to
the seller of the security, realization of the collateral by the Fund may be
delayed or limited.
Foreign Currency Translation: The books and records of the
Fund are maintained
in United States dollars. Foreign currency amounts are
translated into United
States dollars on the following basis:
(i) market value of investment securities, other assets and
liabilities--at the
current rates of exchange.
(ii) purchases and sales of investment securities, income
and expenses--at the
rates of exchange prevailing on the respective dates of such transactions.
Although the net assets of the Fund are presented at the
foreign exchange rates
and market values at the close of the year, the Fund does
not isolate that
portion of the results of operations arising as a result of
changes in the
foreign exchange rates from the fluctuations arising from
changes in the market
prices of the securities held at year-end. Similarly, the
Fund does not isolate
the effect of changes in foreign exchange rates from the
fluctuations arising
from changes in the market prices of long-term debt
securities sold during the
year. Accordingly, such realized foreign currency gains and
losses are included
in the reported net realized gains on investment
transactions.
Net realized gains or losses on foreign currency
transactions represent net
foreign exchange gains or losses from sales and maturities
of short-term
securities and forward currency contracts, disposition of
foreign currencies,
currency gains or losses realized between the trade and
settlement dates on
securities transactions, and the difference between the
amounts of interest,
discount and foreign taxes recorded on the Fund's books and
the U.S. dollar
equivalent amounts actually received or paid. Net currency
gains and losses from
valuing foreign currency denominated assets (excluding
investments) and
liabilities at year-end exchange rates are reflected as a
component of net
unrealized appreciation or depreciation on investments and
foreign currencies.
Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the possibility of political or
economic instability and
the level of governmental supervision and regulation of
foreign securities
markets.
Forward Currency Contracts: A forward currency contract is a commitment to
purchase or sell a foreign currency at a future date at a
negotiated forward
rate. The Fund enters into forward currency contracts in
order to hedge its
exposure to changes in foreign currency exchange rates on
its
------------------------------------------------------------
--------------------
                                       7

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
foreign portfolio holdings or on specific receivables and
payables denominated
in a foreign currency. The contracts are valued daily at
current exchange rates
and any unrealized gain or loss is included in net
unrealized appreciation or
depreciation on investments and foreign currencies. Gain or
loss is realized on
the settlement date of the contract equal to the difference
between the
settlement value of the original and renegotiated forward
contracts. This gain
or loss, if any, is included in net realized gain (loss) on
foreign currency
transactions. Risks may arise upon entering into these
contracts from the
potential inability of the counterparties to meet the terms
of their contracts.
Security Transactions and Net Investment Income: Security
transactions are
recorded on the trade date. Realized and unrealized gains
and losses from
security and currency transactions are calculated on the
identified cost basis.
Interest income, which is comprised of three elements: state coupon, original
issue discount and market discount, is recorded on the
accrual basis. Expenses
are recorded on the accrual basis, which may require the use of certain
estimates by management.
Net investment income (other than distribution fees), and
unrealized and
realized gains or losses are allocated daily to each class
of shares based upon
the relative proportion of net assets of each class at the
beginning of the day.
Taxes: It is the Fund's policy to continue to meet the
requirements of the
Internal Revenue Code applicable to regulated investment
companies and to
distribute all of its taxable income to shareholders.
Therefore, no federal
income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with
the Fund's understanding of the applicable country's tax
rules and rates.
Dividends and Distributions: Dividends are declared
quarterly. Distributions of
capital gains, if any, will be declared at least annually.
Dividends and
distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles. These differences are primarily due to differing treatments for
foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to increase undistributed net investment
income by
$5,599,755, increase accumulated net realized loss on
investments by $5,422,120,
and decrease paid in capital in excess of
par by $177,635 for realized foreign currency gains realized and recognized
during the year ended December 31, 1997. Net investment
income, net realized
gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC, through an agreement
with PRICOA Asset
Management Ltd. ('PRICOA'), furnishes investment advisory
services in connection
with the management of the Fund. PIFM pays for the cost of
the subadviser's
services, compensation of officers of the Fund, occupancy
and certain clerical
and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly at an annual
rate of .75 of 1% of the Fund's average daily net assets up
to $500 million, .70
of 1% of such assets between $500 million and $1 billion,
and .65 of 1% of such
assets in excess of $1 billion.
The Fund has a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acts as the distributor of the Class A, B, C
and Z shares of the
Fund. The Fund compensates PSI for distributing and
servicing the Fund's Class
A, Class B and Class C shares, pursuant to plans of
distribution (the 'Class A,
B and C Plans'), regardless of expenses actually incurred by
PSI. The
distribution fees are accrued daily and payable monthly. No
distribution or
service fees are paid to PSI as distributor of the Class Z
shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates
PSI for
distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%
of the average daily net assets of the Class A, B, and C
shares, respectively.
Such expenses under the Plans were .15 of 1%, .75 of 1% and
 .75 of 1% of the
average daily net assets of the Class A, B and C shares,
respectively, for the
year ended December 31, 1997.
PSI has advised the Fund that it has received approximately
$37,800 in front-end
sales charges resulting from sales of Class A shares during
the year ended
December 31, 1997. From these fees, PSI paid such sales
charges to Pruco
Securities Corporation, an affiliated broker-dealer, which
in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Fund that for the year ended December
31, 1997, it received
approximately $6,000 and $4,900 in contingent deferred sales charges imposed
upon certain redemptions by Class B and Class C
shareholders, respectively.
PSI, PIFM, PIC and PRICOA are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
The Fund, along with other affiliated registered investment
companies (the
'Funds'), entered into a credit agreement (the 'Agreement')
with an unaffiliated
lender. The maximum commitment under the Agreement is
$200,000,000. Interest on
any such borrowings outstanding will be at market rates. The purpose of the
Agreement is to serve as an alternative source of funding
for capital share
redemptions. The Fund did not borrow any amounts pursuant to the Agreement
during the year ended December 31, 1997. The Funds pay a
commitment fee at an
annual rate of .055 of 1% on the unused portion of the
credit facility. The
commitment fee is accrued and paid quarterly on a pro rata
basis by the Funds.
The Agreement expired on December 30, 1997 and has been
extended through
December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent and during the year
ended December 31, 1997,
the Fund incurred fees of approximately $288,000 for the
services of PMFS. As of
December 31, 1997, approximately $22,000 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1997, aggregated $76,351,527 and $101,047,961, respectively.
At December 31, 1997, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                              Value at
Foreign Currency          Settlement Date        Current
Appreciation
 Purchase Contracts           Payable             Value
(Depreciation)
----------------------    ----------------     -----------
--------------
German Deutschemarks,
 expiring 4/30/98.....      $  3,938,862       $ 3,794,268
$   (144,594)
Greek Drachma,
 expiring 4/30/98.....         1,736,178         1,686,859
(49,319)
Norwegian Krone,
 expiring 1/29/98.....         5,830,150         5,728,556
(101,594)
                          ----------------     -----------
--------------
                            $ 11,505,190       $11,209,683
$   (295,507)
                          ----------------     -----------
--------------
                          ----------------     -----------
--------------

                              Value at
Foreign Currency          Settlement Date        Current
  Sale Contracts             Receivable           Value
Appreciation
----------------------    ----------------     -----------
-------------
Australian Dollars,
 expiring 1/29/98.....      $ 12,191,648       $12,038,352
$   153,296
French Francs,
 expiring 1/29/98.....         8,748,331         8,651,912
96,419
Greek Drachma,
 expiring 4/30/98.....         3,938,862         3,941,094
(2,232)
Indonesian Rupiah,
 expiring 1/27/98.....           764,380           361,304
403,076
Indonesian Rupiah,
 expiring 2/19/98.....           761,084           358,551
402,533
Netherlands Guilders,
 expiring 1/29/98.....        26,991,491        26,671,790
319,701
Swiss Francs,
 expiring 1/29/98.....        11,157,895        10,949,825
208,070
                          ----------------     -----------
-------------
                            $ 64,553,691       $62,972,828
$ 1,580,863
                          ----------------     -----------
-------------
                          ----------------     -----------
-------------

The United States federal income tax basis of the Fund's
investments at December
31, 1997 was $181,964,820 and, accordingly, net unrealized
depreciation for
United States federal income tax purposes was $2,391,851
(gross unrealized
appreciation--$5,515,033; gross unrealized depreciation--
$(7,906,884)).
For federal income tax purposes, the Fund had a capital loss carryforward as of
December 31, 1997 of approximately $2,165,900 which expires
in 2002. Such
carryforward is after utilization of approximately
$2,817,100 to offset net
taxable gains recognized during the year ended December 31,
1997. Accordingly,
no capital gains distribution is expected to be paid to
shareholders until net
capital gains have been realized in excess of such amount.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment
companies, transfers
uninvested cash balances into a single joint account, the
daily aggregate
balance of which is invested in one or more repurchase
agreements collateralized
by U.S. Treasury or federal agency obligations. As of
December 31, 1997, the
Fund had a 1.21% undivided interest in the joint account.
The undivided interest
for the Fund represents $14,222,000 in the principal amount.
As of such date,
each repurchase agreement in the joint account and the
collateral therefor were
as follows:
Credit Suisse First Boston Corp., 6.75%, in the principal
amount of
$342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the
collateral including accrued interest was $353,486,750. Deutsche Morgan Grenfell, 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the
collateral including
accrued interest was $204,000,314.
------------------------------------------------------------
--------------------
                                       9

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
SBC Warburg Dillon Read, Inc., 6.55%, in the principal
amount of $142,000,000,
repurchase price $142,051,672, due 1/2/98. The value of the
collateral including
accrued interest was $144,862,841.
Morgan Stanely, Dean Witter, Discover & Co., 5.95%, in the
principal amount of
$151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the
collateral including accrued interest was $154,584,932. Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the
collateral including
accrued interest was $350,295,372.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
Effective March 17, 1997, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1997
Prudential owned 13,481 Class A shares, 25 Class B shares,
26 Class C shares and
26 Class Z shares.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
----------------------------------   -----------   ---------
----
Year ended December 31, 1997:
Shares sold.......................       376,715   $
3,080,935
Shares issued in reinvestment of
  dividends and distributions.....       594,942
4,768,393
Shares reacquired.................    (5,157,652)
(42,386,320)
                                     -----------   ---------
----
Net decrease in shares outstanding
  before conversion...............    (4,185,995)  $
(34,536,992)
Shares issued upon conversion from
  Class B.........................         2,660
21,866
                                     -----------   ---------
----
Net decrease in shares
  outstanding.....................    (4,183,335)  $
(34,515,126)
                                     -----------   ---------
----
                                     -----------   ---------
----
January 15, 1996(a) through
  December 31, 1996:
Shares sold.......................     1,452,073   $
12,309,850
Shares issued in reinvestment of
  dividends and distributions.....       677,779
5,685,377
Shares reacquired.................   (40,928,480)
(344,455,702)(b)
                                     -----------   ---------
----
Net decrease in shares
  outstanding.....................   (38,798,628)
$(326,460,475)
                                     -----------   ---------
----
                                     -----------   ---------
----
Class B                                Shares         Amount
----------------------------------   -----------   ---------
----
Year ended December 31, 1997:
Shares sold.......................       288,417   $
2,365,066
Shares issued in reinvestment of
  dividends and distributions.....        14,347
114,426
Shares reacquired.................       (29,348)
(240,044)
                                     -----------   ---------
----
Net increase in shares outstanding
  before conversion...............       273,416   $
2,239,448
Shares reacquired upon conversion
  into Class A....................        (2,660)
(21,866)
                                     -----------   ---------
----
Net increase in shares
  outstanding.....................       270,756   $
2,217,582
                                     -----------   ---------
----
                                     -----------   ---------
----
January 15, 1996(a) through
  December 31, 1996:
Shares sold.......................        23,745   $
205,444
Shares issued in reinvestment of
  dividends and distributions.....         1,121
9,422
Shares reacquired.................        (3,960)
(34,172)
                                     -----------   ---------
----
Net increase in shares
  outstanding.....................        20,906   $
180,694
                                     -----------   ---------
----
                                     -----------   ---------
----
Class C
----------------------------------
Year ended December 31, 1997:
Shares sold.......................        95,257   $
776,731
Shares issued in reinvestment of
  dividends and distributions.....         5,489
43,719
Shares reacquired.................       (76,729)
(605,145)
                                     -----------   ---------
----
Net increase in shares
  outstanding.....................        24,017   $
215,305
                                     -----------   ---------
----
                                     -----------   ---------
----
January 15, 1996(a) through
  December 31, 1996:
Shares sold.......................            23   $
200
Shares issued in reinvestment of
  dividends and distributions.....             2
13
                                     -----------   ---------
----
Net increase in shares
  outstanding.....................            25   $
213
                                     -----------   ---------
----
                                     -----------   ---------
----
Class Z
----------------------------------
March 17, 1997(c) through
  December 31, 1997:
Shares sold.......................        85,634   $
698,886
Shares issued in reinvestment of
  dividends and distributions.....         4,243
33,646
Shares reacquired.................        (2,894)
(23,565)
                                     -----------   ---------
----
Net increase in shares
  outstanding.....................        86,983   $
708,967
                                     -----------   ---------
----
                                     -----------   ---------
----

---------------
(a) Prior to January 15, 1996, the Fund operated as a closed-
end, investment
    company.
(b) Net of $4,870,794 redemption fee retained by the Fund.
(c) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
                                       10

Financial Highlights                          THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------

Class A (b)

------------------------------------------------------------

Year Ended December 31,

------------------------------------------------------------

1997(c)        1996         1995         1994         1993

--------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................
$   8.38     $   8.44     $   7.46     $   8.76     $   8.10

--------     --------     --------     --------     --------
Income from investment operations
Net investment income.....................................
 .55          .62          .54          .52          .64
Net realized and unrealized gain (loss) on investment and
   foreign currencies.....................................
(.18)         .32         1.25        (1.22)         .74

--------     --------     --------     --------     --------
   Total from investment operations.......................
 .37          .94         1.79         (.70)        1.38

--------     --------     --------     --------     --------
Less distributions
Dividends from net investment income......................
(.68)        (.62)        (.54)        (.17)        (.30)
Distributions in excess of net investment income..........
(.19)        (.50)        (.27)          --           --
Distributions from capital gains..........................
--           --           --         (.13)        (.23)
Distributions in excess of capital gains..................
--           --           --           --         (.19)
Tax return of capital distributions.......................
--           --           --         (.30)          --

--------     --------     --------     --------     --------
   Total distributions....................................
(.87)       (1.12)        (.81)        (.60)        (.72)

--------     --------     --------     --------     --------
Redemption fee retained by Fund...........................
--          .12           --           --           --

--------     --------     --------     --------     --------
Net asset value, end of year..............................
$   7.88     $   8.38     $   8.44     $   7.46     $   8.76

--------     --------     --------     --------     --------

--------     --------     --------     --------     --------
Per share market price, end of year.......................
N/A          N/A     $   8.25     $   6.13     $   8.00

--------     --------     --------

--------     --------     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...........................................
N/A          N/A        49.23%      (16.12)%      16.50%
   Net asset value........................................
4.55%       13.15%       25.45%       (8.10)%      18.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................
$183,054     $229,770     $559,071     $493,645     $579,942
Average net assets (000)..................................
$204,795     $299,026     $549,407     $536,230     $567,128
Ratios to average net assets:
   Expenses, including distribution fees..................
1.39%        1.33%        1.02%        1.04%        1.02%
   Expenses, excluding distribution fees..................
1.24%        1.18%        1.02%        1.04%        1.02%
   Net investment income..................................
6.73%        7.01%        6.50%        6.45%        7.67%
For Class A, B, C, and Z shares:
   Portfolio turnover rate................................
43%          32%         256%         583%         370%

---------------
(a) Total investment return based on net asset value is
calculated assuming a
    purchase of shares on the first day and a sale on the
last day of each year
    reported and includes reinvestment of dividends and
distributions. Total
    return does not consider the effect of sales load. Prior
to January 15, 1996
    the Fund operated as a closed-end investment company and
total investment
    return was calculated based on market value assuming a
purchase of common
    stock at the current market value on the first day and a
sale at the current
    market value on the last day of each year reported.
Dividends and
    distributions are assumed for purposes of this
calculation to be reinvested
    at prices obtained under the dividend reinvestment plan.
This calculation
    does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-
end investment
company.
(c) Calculated based upon weighted average shares
outstanding during the year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     11

Financial Highlights                          THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------

Class B                           Class C

-----------------------------     --------------------------
---

January 15,                       January 15,

1996(d)                           1996(d)

Year Ended        Through         Year Ended        Through

December 31,     December 31,     December 31,     December
31,

1997(f)            1996           1997(f)            1996

------------     ------------     ------------     ---------
---
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................
$ 8.39           $ 8.51           $ 8.39           $ 8.51

-----            -----            -----            -----
Income from investment operations
Net investment income.....................................
 .49              .57              .49              .57
Net realized and unrealized gain (loss) on investment and
   foreign currencies.....................................
(.16)             .26             (.16)             .26

-----            -----            -----            -----
   Total from investment operations.......................
 .33              .83              .33              .83

-----            -----            -----            -----
Less distributions
Dividends from net investment income......................
(.64)            (.57)            (.64)            (.57)
Distributions in excess of net investment income..........
(.19)            (.50)            (.19)            (.50)

-----            -----            -----            -----
   Total distributions....................................
(.83)           (1.07)            (.83)           (1.07)

-----            -----            -----            -----
Redemption fee retained by Fund...........................
--              .12               --              .12

-----            -----            -----            -----
Net asset value, end of period............................
$ 7.89           $ 8.39           $ 7.89           $ 8.39

-----            -----            -----            -----

-----            -----            -----            -----
TOTAL INVESTMENT RETURN(a):...............................
3.98%           11.99%            3.98%           11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................
$2,300           $  175           $  190           $  210(b)
Average net assets (000)..................................
$1,246           $   52           $  397           $  204(b)
Ratios to average net assets:
   Expenses, including distribution fees..................
1.99%            1.93%(c)         1.99%            1.93%(c)
   Expenses, excluding distribution fees..................
1.24%            1.18%(c)         1.24%            1.18%(c)
   Net investment income..................................
6.13%            6.41%(c)         6.05%            6.41%(c)

Class Z

------------

March 17,

1997(e)

through

December 31,

1997(f)

------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................
$ 8.32

-----
Income from investment operations
Net investment income.....................................
 .39
Net realized and unrealized gain (loss) on investment and
   foreign currencies.....................................
 .05

-----
   Total from investment operations.......................
 .44

-----
Less distributions
Dividends from net investment income......................
(.69)
Distributions in excess of net investment income..........
(.19)

-----
   Total distributions....................................
(.88)

-----
Redemption fee retained by Fund...........................
--

-----
Net asset value, end of period............................
$ 7.88

-----

-----
TOTAL INVESTMENT RETURN(a):...............................
5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................
$  686
Average net assets (000)..................................
$  257
Ratios to average net assets:
   Expenses, including distribution fees..................
1.24%(c)
   Expenses, excluding distribution fees..................
1.24%(c)
   Net investment income..................................
5.41%(c)

---------------
(a) Total investment return is calculated assuming a
purchase of shares on the
    first day and a sale on the last day of each period
reported and includes
    reinvestment of dividends and distributions. Total
return does not consider
    the effect of sales load. Total returns for periods of
less than a full year
    are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class B and Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares
outstanding during the period.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

Report of Independent Accountants             THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc.
(the 'Fund') at December 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The accompanying Statement of Changes in Net Assets for the year ended December 31, 1996, and Financial Highlights for each of the four years in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998
------------------------------------------------------------
--------------------
                                       13

Change of Auditors                            THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended December 31, 1993 through December 31, 1996,
Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte &
Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.


Federal Income Tax Information                THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Fund's fiscal year end (December 31, 1997) as to the federal tax status of
distributions paid by the Fund during such fiscal year.
Accordingly, during its
fiscal year ended December 31, 1997, the Fund paid
distributions of $.873 per
Class A share, $.828 per Class B share, $.828 per Class C
share, and $.882 per
Class Z share which represent dividends from ordinary income
(net investment
income and currency gains).
We wish to advise you that the dividends received deduction
for the Fund is
zero. Only funds that invest in U.S. equity securities are
entitled to
pass-through a corporate dividends received deduction.
------------------------------------------------------------
--------------------

Getting
The Most
From Your
Prudential
Mutual
Fund.

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. And if you are married and not covered by a retirement plan at work, you and your spouse may each contribute $2,000 a year to an IRA for a total of $4,000.

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges.
We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Getting
The Most
From Your
Prudential
Mutual
Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve
on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used
to describe the difference   between prices bid and asked
for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Comparing A $10,000 Investment.
-----------------------------------
The Global Total Return Fund, Inc. vs.
the J.P. Morgan Government Bond Index.

--The Global TotalReturn Fund, Inc.
//J.P. Morgan GovernmentBond Index


Past performance is not indicative of future results.
Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The box on top of the charts are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The
Global Total Return Fund, Inc. (Class A, Class B, Class
C and Class Z) with a similar investment in the J.P.
Morgan Government Bond Index by portraying the initial account values at the commencement of operations for Class B, Class C and Class Z shares and for 10 years for Class A shares, and subsequent account values at the end of this reporting period (December 31), as measured on a quarterly basis, beginning in 1987 for Class A shares, in 1996 for Class B and C shares, and in 1997 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1997;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not carry a sales charge or a distribution fee. Since Class Z shares have been in existence for less than a year no average annual returns are presented. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graphs.

This global Index is traded, unhedged, and measured in U.S. dollars. The Index is market weighted and represents the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France,
Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. It provides a broad measure of market performance.

It is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance.

Average Annual
Total Returns - Class A
--------------------------
With Sales Load
10.15% Since Inception
8.38% for 10 Years
9.43% for 5 Years
0.37% for 1 Year
                            Class A         (GRAPH)
Without Sales Load
10.54% Since Inception
8.82% for 10 Years
10.32% for 5 Years
4.55% for 1 Year


Average Annual
Total Returns - Class B
--------------------------
With Sales Load
6.17% Since Inception
(1.02%) for 1 Year
                            Class B         (GRAPH)
Without Sales Load
8.08% Since Inception
3.98% for 1 Year


Average Annual
Total Returns - Class C
-------------------------
With Sales Load
8.08% Since Inception
2.98% for 1 Year
                            Class C         (GRAPH)
Without Sales Load
8.08% Since Inception
3.98% for 1 Year

                            Class Z         (GRAPH)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

37936L302  MF169E
37936L401  Cat. #42M186K
37936L500
37936L203